--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------




                            New England Bullseye Fund


                               [Graphic Omitted]


-----------------------
     June 30, 1998
-----------------------

                                                                     August 1998
--------------------------------------------------------------------------------

-------------------------------


[Photo of Henry L.P. Schmelzer]


------------------------------

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

--------------------------------------------------------------------------------
                            NEW ENGLAND BULLSEYE FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                          A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Bullseye Fund's inception 3/31/98, compared to the S&P 500 Index. The data points from the graph are as follows:]

                    MARCH 1998 (INCEPTION) THROUGH JUNE 1997

                  Net                With Maximum             S&P
            Asset Value(1)          Sales Charge(2)          500(4)
            --------------          ---------------          ------
 3/31/98       $10,000                  $9,425              $10,000
    4/98       $10,280                  $9,689              $10,091
    5/98       $ 9,608                  $9,055              $ 9,901
    6/98       $ 9,672                  $9,116              $10,330

--------------------------------------------------------------------------------

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will vary based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
--------------------------------------------------------------------------------
   CLASS A (Inception 3/31/98)             SINCE INCEPTION
   Net Asset Value(1)                          -3.28%
   With Max. Sales Charge(3)                   -8.82
--------------------------------------------------------------------------------
   Class B (Inception 3/31/98)             SINCE INCEPTION
   Net Asset Value(1)                          -3.44%
   With CDSC(3)                                -8.27
--------------------------------------------------------------------------------
   CLASS C (Inception 3/31/98)             SINCE INCEPTION
   Net Asset Value(1)                          -3.44%
   With CDSC(3)                                -4.41
--------------------------------------------------------------------------------
   COMPARATIVE PERFORMANCE                 SINCE INCEPTION
   Standard & Poor's 500(4)                     3.29%
   Lipper Growth Fund Average(5)                1.83
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                 NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Standard & Poor's 500(R) Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                            NEW ENGLAND BULLSEYE FUND
--------------------------------------------------------------------------------
                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

----------------------------


[Photo of William K. Jurika]


----------------------------

----------------------------


  [Photo of Peter A. Goetz]


----------------------------
William K. Jurika,
Peter A. Goetz
Jurika & Voyles, L.P.

New England Funds is pleased to present the first shareholder report for New England Bullseye Fund. In the few short months since its introduction on March 31, 1998 through the end of the reporting period on June 30, 1998, your Fund has grown to $17 million, with nearly 2,300 shareholders. We thank you for your confidence in this newest member of the New England Funds family.

Q. How did New England Bullseye Fund perform for the second quarter of 1998?

The Fund delivered a total return of -3.28% (for Class A shares) for the three months ending June 30, 1998, reflecting a $0.41 per share drop in net asset value to $12.09 at the end of the period. This performance lagged the 3.29% return of the S&P 500 Index. By design, your Fund's composition differs markedly from the S&P 500 Index. Because the Fund's strategy by nature is concentrated and flexible, its performance could deviate measurably -- either up or down -- from the Index, which is more oriented toward larger-company stocks. Still, the S&P provides a useful point of reference for performance. During the past three months your Fund targeted medium-sized companies, which were available at attractive prices. These investments were generally overlooked by investors during the period. Consequently medium-sized stocks as well as those with exposure to Asia worked against the Fund's performance. Technology stocks were a mixed bag, representing some of the Fund's top and bottom performers.

 Q. What was the investment environment, and how did it influence your investment strategy?

During the first half of 1998, the U.S. economy continued to deliver above-average growth without triggering inflationary pressures. Strength from U.S. consumers offset a general slowdown in manufacturing activity. Uncertainties surrounding the Asian financial crisis dominated investors' attention throughout the period. Reflecting these conditions, the market tended to reward large companies whose earnings are perceived to be less susceptible to U.S. economic conditions.

When managing the Fund, we seek to identify companies with attractive valuations, predominantly among medium-sized companies. We believe the market's preference for large companies created some outstanding buying opportunities among the medium-sized firms. We have constructed the portfolio with an emphasis on financial services and technology, two sectors where we find a compelling trade-off between risk and return.

Q. How do you describe your investment process?

The key defining characteristic is concentration -- meaning we typically will invest in just 15 to 20 stocks. This level of focus will likely result in greater price volatility over the short term. However, we hope that the potential for greater long-term rewards will outweigh that volatility.

During the period, we remained committed to our vigorous stock selection discipline. We search for what we call quality business investments -- companies that appear undervalued and have strong potential for future earnings growth. Exhaustive research is critical to our stock selection process. Before investing in a stock, we test the underlying company for characteristics we believe are common to all good businesses: a competitive advantage, a clear business focus, a catalyst for growth, strong financial health and experienced, quality management. Still, these attributes alone aren't enough. A company must also be considered a good business investment -- that is, the stock's price must be reasonable relative to its earnings potential.

Among our favorite holdings are Synopsys Inc. -- an electronic design automation firm, EMC Corporation -- a manufacturer of high-density data storage, and Santa Fe International -- a deep water oil rig company.

Our analytical efforts, however, don't stop with individual holdings. We manage the overall portfolio's risk as well -- by evaluating how each stock can complement others in the portfolio.

Q. What factors helped or hurt Fund performance during the period?

As mentioned earlier, investors continued to seek out the so-called safer markets, favoring the largest of the large-company growth stocks, in spite of the escalating prices. Despite the flexibility to choose stocks of any size, the Fund invested primarily in medium-sized stocks, which were generally overlooked by investors. In addition, the investments in technology and energy stocks that had exposure to Asia hampered performance.

The Fund's results, while disappointing, were not surprising given the investment climate and our investment philosophy. We would not expect to own the largest growth companies in the market -- few such issues meet our demanding risk/reward criteria. That's why the Fund's performance will tend to differ from that of the S&P 500 Index to a greater extent than would stock funds with a greater number of holdings, and a larger company stock approach.

Q. What is your outlook for the rest of the year?

We see signs of a likely slowdown in the U.S. economy, although a recession may not be imminent. The consumer remains the critical variable in this equation. Time will tell if consumer spending can continue to deliver the strength necessary to keep the economy on track.

We also expect the months ahead to be peppered with market volatility. Questions remain about the eventual impact of the Asian economic crisis, which has already begun to hinder corporate earnings. At some point, investors will migrate out of large-company issues in search of more compelling values in the small- and mid-sized company universe. At what point this will occur is impossible to predict.

Despite the concerns, we look for the remainder of 1998 to be challenging, yet rewarding. We will continue to manage New England Bullseye Fund in keeping with our common sense philosophy: Buying a stock is essentially buying ownership in a business. That's why it's important to look at investments from the perspective of a business owner, focusing on high-quality companies with a history of steady earnings growth that are available at attractive prices.


Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

    YOUR FUND'S TOP TEN INVESTMENTS -- 6/30/98

--------------------------------------------------
                                  % of
     Company                   Net Assets
--------------------------------------------------
 1.  Lockheed Martin              7.96
--------------------------------------------------
 2.  Adobe Systems, Inc.          7.45
--------------------------------------------------
 3.  Citicorp                     7.44
--------------------------------------------------
 4.  Federal Express Corp.        7.23
--------------------------------------------------
 5.  3Com Corp.                   6.60
--------------------------------------------------
 6.  Synopsys, Inc.               6.14
--------------------------------------------------
 7.  Electronic Data Systems      5.07
--------------------------------------------------
 8.  ReliaStar Financial Corp.    4.95
--------------------------------------------------
 9.  KN Energy, Inc.              4.90
--------------------------------------------------
10.  Tenet Healthcare Corp.       4.86
--------------------------------------------------

Portfolio holdings and asset allocation will vary.
--------------------------------------------------

------------------------------------------------------------------------------------------------------
                                         PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

COMMON STOCK--95.4% OF TOTAL NET ASSETS

           SHARES       DESCRIPTION                                                       VALUE (a)
------------------------------------------------------------------------------------------------------
                        AEROSPACE--8.0%
           12,900       Lockheed Martin .............................................      $ 1,365,787
                                                                                           -----------
                        BANKS--7.4%
            8,550       Citicorp ....................................................        1,276,087
                                                                                           -----------
                        COMPUTER SOFTWARE & SERVICES--5.1%
           21,725       Electronic Data Systems .....................................          869,000
                                                                                           -----------
                        COMPUTERS & BUSINESS EQUIPMENT--14.0%
           36,900       3Com Corp. (c) ..............................................        1,132,369
           16,800       EMC Corp. (c) ...............................................          752,850
            5,000       Xerox Corp. .................................................          508,125
                                                                                           -----------
                                                                                             2,393,344
                                                                                           -----------
                        DRUGS & HEALTH CARE--4.9%
           26,650       Tenet Healthcare Corp. (c) ..................................          832,813
                                                                                           -----------
                        ELECTRONICS--4.6%
           25,250       Dallas Semiconductor Corp. ..................................          782,750
                                                                                           -----------
                        GAS & PIPELINE UTILITIES--4.9%
           15,500       KN Energy, Inc. .............................................          839,906
                                                                                           -----------
                        INSURANCE--4.9%
           17,675       ReliaStar Financial Corp. ...................................          848,400
                                                                                           -----------
                        INTERNATIONAL OIL--4.5%
           25,750       Santa Fe International Corp. (c) ............................          778,938
                                                                                           -----------
                        OIL & GAS--4.6%
           18,000       Vastar Resources, Inc. ......................................          786,375
                                                                                           -----------
                        REAL ESTATE INVESTMENT TRUSTS--2.5%
            9,200       Equity Residential Properties Trust .........................          436,425
                                                                                           -----------
                        RETAIL -- GROCERY--4.5%
           32,200       American Stores Co. .........................................          778,838
                                                                                           -----------
                        SAVINGS & LOAN--4.7%
           18,500       Washington Mutual, Inc. .....................................          803,594
                                                                                           -----------
                        SERVICES--7.2%
           19,750       Federal Express Corp. (c) ...................................        1,239,312
                                                                                           -----------
                        SOFTWARE--13.6%
           30,100       Adobe Systems, Inc. .........................................        1,277,369
           23,000       Synopsys, Inc. (c) ..........................................        1,052,250
                                                                                           -----------
                                                                                             2,329,619
                                                                                           -----------
                        Total Common Stock (Identified Cost $16,803,005) ............       16,361,188
                                                                                           -----------

SHORT TERM INVESTMENT--3.8%

          FACE
          AMOUNT                                                                          VALUE (a)
------------------------------------------------------------------------------------------------------
         $645,000       Repurchase Agreement with State Street Corp. dated 6/30/98 at
                          5.00% to be repurchased at $645,090 on 7/01/98
                          collateralized by $650,000 U.S. Treasury Note 5.75% due
                          10/31/00 with a value of $658,125 .........................      $   645,000
                                                                                           -----------
                        Total Short Term Investment (Identified Cost $645,000) ......          645,000
                                                                                           -----------
                        Total Investments--99.2% (Identified Cost $17,448,005) (b) ..       17,006,188
                        Other assets less liabilities ...............................          141,811
                                                                                           -----------
                        Total Net Assets--100% ......................................      $17,147,999
                                                                                           ===========

         (a) See Note 1a of Notes to Financial Statements.
         (b) Federal Tax Information:
             At June 30, 1998 the net unrealized depreciation on investments based on cost of $17,448,005 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost ............................      $   354,719
             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value ............................         (796,536)
                                                                                           -----------
             Net unrealized depreciation ............................................      $  (441,817)
                                                                                           ===========
         (c) Non-income producing security.

                            See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                                 STATEMENT OF ASSETS & LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $17,448,005) ..........                         $17,006,188
  Cash ........................................................                                 315
  Receivable for:
    Fund shares sold ..........................................                             221,912
    Due from investment advisor ...............................                              18,571
    Dividends and interest ....................................                               9,863
    Miscellaneous .............................................                               1,846
  Prepaid organizational expense ..............................                              23,753
  Prepaid registration expense ................................                              23,651
                                                                                        -----------
                                                                                         17,306,099
LIABILITIES
  Payable for:
    Securities purchased ......................................      $107,564
    Fund shares redeemed ......................................         7,981
    Organization expenses .....................................        25,000
  Accrued expenses:
    Accounting and administrative .............................         1,413
    Other expenses ............................................        16,142
                                                                     --------
                                                                                            158,100
                                                                                        -----------
NET ASSETS ....................................................                         $17,147,999
                                                                                        ===========
  Net Assets consist of:
    Capital paid in ...........................................                         $17,621,200
    Undistributed net investment loss .........................                             (15,352)
    Accumulated net realized loss .............................                             (16,032)
    Unrealized depreciation on investments ....................                            (441,817)
                                                                                        -----------
NET ASSETS ....................................................                         $17,147,999
                                                                                        ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($8,316,278 divided by 687,741 shares of beneficial
  interest) ...................................................                              $12.09
                                                                                             ======
Offering price per share (100/94.25 of $12.09) ................                              $12.83*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($6,175,658 divided by 511,447 shares of beneficial
  interest) ...................................................                              $12.07**
                                                                                             ======
Net asset value and offering of Class C shares
  ($2,656,063 divided by 219,976 shares of beneficial
  interest) ...................................................                              $12.07**
                                                                                             ======
 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                           See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Period March 31, 1998(a) through June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends .......................................                   $  25,465
  Interest ........................................                      15,989
                                                                      ---------
                                                                         41,454
  Expenses
    Management fees ...............................   $  25,497
    Service fees - Class A ........................       3,431
    Service and distribution fees - Class B .......       9,207
    Service and distribution fees - Class C .......       3,909
    Trustees' fees and expenses ...................         405
    Accounting and administrative .................       4,130
    Custodian .....................................      15,000
    Transfer agent ................................      23,062
    Audit and tax services ........................       6,900
    Legal .........................................         700
    Printing ......................................       3,723
    Amortization of organization expenses .........       1,247
    Registration ..................................       2,935
    Miscellaneous .................................         728
  Total expenses ..................................     100,874
  Less expenses waived by the investment adviser
    and subadviser ................................     (44,068)         56,806
                                                       --------       ---------
  Net investment loss .............................                     (15,352)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Realized loss on investments - net ..............                     (16,032)
  Unrealized depreciation on investments - net ....                    (441,818)
                                                                      ---------
  Net loss on investment transactions .............                    (457,850)
                                                                      ---------
    NET DECREASE IN NET ASSETS FROM OPERATIONS ....                   $(473,202)
                                                                      =========
(a) Commencement of operations.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(unaudited)

                                                                FOR THE PERIOD
                                                               MARCH 31, 1998(a)
                                                               THROUGH JUNE 30,
                                                                     1998
                                                               ----------------
FROM OPERATIONS
  Net investment loss ......................................     $   (15,352)
  Net realized loss on investments .........................         (16,032)
  Unrealized depreciation on investments ...................        (441,818)
                                                                 -----------
  Decrease in net assets from operations ...................        (473,202)
                                                                 -----------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
TRANSACTIONS ...............................................      17,621,201
                                                                 -----------
Total increase in net assets ...............................      17,147,999

NET ASSETS
  Beginning of the period ..................................               0
                                                                 -----------
  End of the period ........................................     $17,147,999
                                                                 ===========
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period ........................................     $   (15,352)
                                                                 ===========
(a) Commencement of operations

                 See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------------
                                                FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
(unaudited)
                                               CLASS A                      CLASS B                      CLASS C
                                          -----------------            -----------------            -----------------
                                          MARCH 31, 1998(a)            MARCH 31, 1998(a)            MARCH 31, 1998(a)
                                               THROUGH                      THROUGH                      THROUGH
                                            JUNE 30, 1998                JUNE 30, 1998                JUNE 30, 1998
                                          -----------------            -----------------            -----------------
Net asset value, beginning of period .          $12.50                       $12.50                       $12.50
                                                ------                       ------                       ------
Loss from investment operations

  Net investment loss ................            0.00                        (0.02)                       (0.02)
  Net realized and unrealized loss on
    Investments ......................          (0.41)                       (0.41)                       (0.41)
                                                ------                       ------                       ------
  Total from investment operations ...          (0.41)                       (0.43)                       (0.43)
                                                ------                       ------                       ------
Net asset value, end of period .......          $12.09                       $12.07                       $12.07
                                                ======                       ======                       ======
Total return (%) (b) .................           (3.3)                        (3.4)                        (3.4)
Ratio of operating expenses to
  average net assets (%) (c) .........            1.75                         2.50                         2.50
Ratio of net investment income
  (loss) to average net assets
  (%) (c) ............................           (0.21)                       (0.96)                       (0.96)
Portfolio turnover rate (%) (c) ......              18                           18                           18
Net assets, end of period (000) ......          $8,316                       $6,176                       $2,656
The ratio of operating expenses to
  average net assets without giving
  effect to the expense limitation
  described in Note 4 would have
  been (c) ...........................            3.39                         4.14                         4.14

(a) Commencement of operations
(b) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B and
    Class C Shares is not reflected in total return calculations. Periods less than one year are not annualized.
(c) Computed on an annualized basis.

                                    See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a Series of New England Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term capital growth. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in fiscal 1998 in connection with the Fund's organization and registration, amounting to approximately $25,000 in the aggregate, will be paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the period ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $17,953,919 and $1,134,882, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.95% of the first $200 million of the Fund's average daily net assets, 0.90% of the next $300 million and 0.85% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Jurika & Voyles L.P. ("Jurika & Voyles"), at the rate of 0.57% of the first $200 million of the average daily net assets of the Fund, 0.50% of the next $300 million of such assets and 0.43% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Jurika & Voyles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Jurika & Voyles under the management agreement in effect during the period ended June 30, 1998 are as follows:

    FEES EARNED(a)
    --------------
    $10,199                   NEFM
    $15,298                   Jurika & Voyles

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the period ended June 30, 1998 these expenses amounted to $4,130 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") the transfer and shareholder servicing agent for the Fund. For the period ended June 30, 1998, the Fund paid NEFSCO $13,652 as compensation for its services in that capacity. For the period ended June 30 1998, the Fund received $87 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the period ended June 30, 1998, the Fund paid New England Funds $3,431 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the period ended June 30, 1998, the Fund paid New England Funds $2,302 and $977 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the period ended June 30, 1998, the Fund paid New England Funds $6,905 and $2,932 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the period ended June 30, 1998 amounted to $265,515.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest, or their affiliates, other than registered investment companies. Each other trustee will be compensated approximately by the Fund as follows:

        Annual Retainer                                       $ 90
        Meeting Fee                                           $ 15/meeting
        Annual Committee Member Retainer                      $ 10
        Annual Committee Chairman Retainer                    $152

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Under a fee deferral arrangement and expense reimbursement arrangement, NEFM and Jurika & Voyles have agreed, until December 31, 1998, to defer their respective management and sub-advisory fees for the Fund and, if necessary, NEFM has agreed to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to an annual rate of 1.75% of the Fund's Class A shares, 2.50% of the Fund's Class B and Class C shares, subject to the obligation of the Fund to pay NEFM and/or Jurika & Voyles such deferred fees (but not expenses borne) in later periods to the extent that the Fund's expenses fall below the annual rate of 1.75% of the Fund's Class A shares, 2.50% of the Fund's Class B and Class C shares provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred. As a result of the Fund's expenses exceeding the expense limitation during the period ended June 30, 1998, NEFM and Jurika & Voyles deferred their entire management fee of $25,497 and NEFM assumed additional expenses of $18,571.

5. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                      MARCH 31, 1998(a)
                                                    THROUGH JUNE 30, 1998
                                                  -------------------------
    CLASS A                                          SHARES       AMOUNT
    -------                                          ------       ------
    Shares sold ................................     709,137    $ 8,825,851
                                                   ---------    -----------
                                                     709,137      8,825,851
    Shares repurchase ..........................     (21,396)      (253,907)
                                                   ---------    -----------
    Net increase ...............................     687,741    $ 8,571,944
                                                   ---------    -----------

                                                      MARCH 31, 1998(a)
                                                    THROUGH JUNE 30, 1998
                                                  -------------------------
    CLASS B                                          SHARES       AMOUNT
    -------                                          ------       ------
    Shares sold ................................     526,036    $ 6,491,085
                                                   ---------    -----------
                                                     526,036      6,491,085
    Shares repurchased .........................     (14,589)      (176,804)
                                                   ---------    -----------
    Net increase ...............................     511,447    $ 6,314,281
                                                   ---------    -----------

                                                      MARCH 31, 1998(a)
                                                    THROUGH JUNE 30, 1998
                                                  -------------------------
    CLASS C                                          SHARES       AMOUNT
    -------                                          ------       ------
    Shares sold ................................     224,295    $ 2,785,085
                                                   ---------    -----------
                                                     224,295      2,785,085
    Shares repurchase ..........................      (4,319)       (50,109)
                                                   ---------    -----------
    Net increase ...............................     219,976    $ 2,734,976
                                                   ---------    -----------
    Increase derived from capital shares
      transactions .............................   1,419,164    $17,621,201
                                                   =========    ===========

(a) Commencement of operations.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

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                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
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                               Star Worldwide Fund

                                   BOND FUNDS
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                                TAX EXEMPT FUNDS
                              Municipal Income Fund
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                               MONEY MARKET FUNDS
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                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

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